UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2015

ANTHERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.

On April 3, 2015, as part of its annual review of compensation, our Board of Directors, upon the recommendation of the Compensation Committee, approved the annual base salaries for certain of the Company’s employees, including certain of the Company’s named executive officers, as follows:

Named Executive Officer	Effective April 1, 2014	Effective April 1, 2015	$ Change
Paul F. Truex, President and Chief Executive Officer	$515,000	$450,000	$(65,000)
Colin Hislop, M.D., Senior Vice President and Chief Medical Officer	$350,000	$360,000	$10,000
Debra Odink, Ph.D., Senior Vice President and Chief Technology Officer	$340,000	$355,000	$15,000
Klara Dickinson, Senior Vice President and Chief Regulatory Officer (1)	$-	$325,000	$-
May Liu, Senior Vice President, Finance and Administration	$261,000	$286,000	$25,000

(1)	Ms. Dickinson joined the company as Senior Vice President, Chief Regulatory Officer on January 5, 2015.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2015	Anthera Pharmaceuticals, Inc.

	By:	/s/ May Liu
May Liu
Principal Accounting Officer